THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

REGULATION S SUBSCRIPTION AGREEMENT

NON-U.S. PERSONS ONLY

THIS AGREEMENT is made effective as of the 24th day of February, 2022.

BETWEEN:

LIM HUN BENG

a company director with an address of

No 21, Denai Endau 3,Seri Tanjung Pinang,10470 Tanjung Tokong, Penang, Malaysia,

(the “Subscriber”)

OF THE FIRST PART

AND:

DUESENBERG TECHNOLOGIES INC., a British Columbia company with a corporate office at No 21, Denai Endau 3,Seri Tanjung Pinang, 10470 Tanjung Tokong, Penang, Malaysia

(the “Company”)

OF THE SECOND PART

WHEREAS:

A.As of the date of this Agreement, the Company was indebted to the Creditor in the amount of the Indebtedness for services provided by the Creditor; and

B.The Creditor and the Company have agreed to settle the Indebtedness by issuance to the Creditor of common shares of the Company at a price of $0.20 per share on the terms and conditions set out herein.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.DEFINITIONS

1.1The following terms will have the following meanings for all purposes of this Agreement.

(a)“Agreement” means this Debt Settlement Agreement, and all schedules and amendments to in the Agreement;

(b)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(c)“Indebtedness” means the indebtedness of the Company to the Creditor in the amount of $102,627.98,

(d)“MI 51-105” means Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators, as amended;

(e)“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended;

(f)“Offered Securities” means the Shares;

(g)“Offering” means the offering of the Offered Securities being made by the Company pursuant to this Agreement;

(h)“Purchase Price” means the purchase price payable by the Creditor to the Company in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement;

(i)“SEC” means the United States Securities and Exchange Commission;

(j)“Securities Act” means the United States Securities Act of 1933, as amended;

(k)“Shares” means common shares of the Company.

1.2All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.PURCHASE AND SALE OF SHARES

2.1Subject to the terms and conditions of this Agreement, the Creditor hereby subscribes for and agrees to purchase from the Company 513,140 Shares at a price equal to $0.20 per Share (the “Purchase Price”).  Upon execution, the subscription by the Creditor for the Shares will be irrevocable.

2.2Notwithstanding any other provision of this Agreement, the Company’s obligation to issue Shares to the Creditor under the terms of this Agreement is conditional upon the Offering and the sale of the Shares to the Creditor complying with all securities laws and other applicable laws of the jurisdiction in which the Creditor is resident.  The Creditor agrees to deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Creditor.

2.3The Creditor hereby authorizes and directs the Company to deliver the securities to be issued to such Creditor pursuant to this Agreement to the Creditor’s address indicated on the first page of this Agreement.

3.SETTLEMENT OF INDEBTEDNESS

3.1The Company and the Creditor agree to offset the full amount of the Purchase Price against the full amount of the Indebtedness.

3.2Forthwith upon the execution of this Agreement by the Creditor and the Company, the Company agrees to deliver to the Creditor a share certificate representing the Shares issuable under this Agreement.

3.3Upon the delivery by the Company of the share certificate representing the Shares issuable under this Agreement, the Creditor agrees to remise, release and forever discharge the Company and its respective directors, officers, servants and agents (collectively the “Releasees”) from any and all debts, obligations, claims, demands, dues, actions and causes of action whatsoever, at law or in equity, and whether known or unknown, suspected or unsuspected which the Creditor has or may in the future have against the Releasees or any of them with respect to any matter relating to the Indebtedness, whether on account of principal, interest or otherwise.

4.U.S. RESTRICTED SHARE AGREEMENTS OF THE CREDITOR

4.1The Creditor represents and warrants to the Company that the Creditor is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.  A copy of the definition of a US Person as set out in Regulation S is attached as Schedule A to this Agreement.

4.2The Creditor acknowledges, represents and warrants to the Company that the Creditor was not in the United States both at the time the offer to purchase the Shares was received and at the time the Creditor’s decision to purchase the Shares was made.

4.3The Creditor acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Creditor in accordance with Regulation S of the Securities Act.

4.4The Creditor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

4.5The Creditor agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.  The Creditor further agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.

4.6The Creditor acknowledges and agrees that all certificates representing the Shares will be endorsed with restrictive legends substantially similar to the following in accordance with Regulation S of the Securities Act and MI 51-105:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.”

5.ADDITIONAL AGREEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

The Creditor agrees, covenants, represents and warrants with and to the Company as follows, and acknowledges that the Company is relying upon such agreements, covenants, representations and warranties in connection with the sale of the Shares to such Creditor:

5.1The Creditor is an “accredited investor” as that term is defined in NI 45-106 and the Creditor has completed, signed, and delivered with this Agreement, a copy of the Canadian Accredited Investor Certificate and Risk Acknowledgement Form attached as Schedules A and B to this Agreement.

5.2The Creditor acknowledges and agrees that (i) the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, (ii) the Offered Securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met, (iii) the Creditor will comply with such conditions in making any trade of the Offered Securities in or from a jurisdiction in Canada and (iv) the Company will refuse to register any transfer of the Offered Securities made in connection with a trade of the Offered Securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105:

(a)A four month period has passed from the later of (i) the date that the Company distributed the Offered Securities, and (ii) the date the Offered Securities were distributed by a control person of the Company;

(b)If the person trading the Offered Securities is a control person of the Company, such person has held the Offered Securities for at least 6 months;

(c)The number of Offered Securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)There has been no unusual effort made to prepare the market or create a demand for the Offered Securities;

(g)No extraordinary commission or other consideration is paid to a person for the trade;

(h)If the person trading the Offered Securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(i)All certificates representing the Offered Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

5.3The Creditor represents and warrants that it is a resident of the jurisdiction specified in the Creditor’s address as set out in the first page to this Agreement and that it does not presently intend to trade any of the Offered Securities in or from a jurisdiction in Canada.  If the Creditor does, in the future, intend to trade the Offered Securities in or from a jurisdiction in Canada, it will, in addition to complying with the provisions of Section 4.2, re-submit all certificates representing the Offered Securities to the Company for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

5.4The Creditor acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only creditors who can afford the loss of their entire investment should consider investing in the Company.  The Creditor is an investor in securities of businesses in the development stage and acknowledges that the Creditor is able to fend for himself/herself/itself, can bear the economic risk of the Creditor’s investment, and has such knowledge and experience in financial or business matters such that the Creditor is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

5.5If the Creditor is not an individual, was not organized for the purpose of acquiring the Offered Securities.

5.6The Creditor has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, and the Company’s filings on the Canadian System for Electronic Document Analysis

and Retrieval (SEDAR), including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company.  The Creditor has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Creditor’s legal and financial advisors.  The Creditor believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Shares and that the Creditor has had full opportunity to discuss this information with the Creditor’s legal and financial advisors prior to executing this Agreement.

5.7The Creditor acknowledges that the offering of the Offered Securities by the Company has not been reviewed by the SEC or any other securities commission or regulatory body, and that the Offered Securities are being issued by the Company pursuant to an exemption from registration under the Securities Act and an exemption from the prospectus requirements under applicable Canadian securities laws.

5.8The Creditor understands that the Offered Securities will be characterized as “restricted securities” under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Creditor represents that the Creditor is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.9The Offered Securities will be acquired by the Creditor for investment for the Creditor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Creditor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Offered Securities.

5.10The Creditor is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

5.11This Agreement has been duly authorized, validly executed and delivered by the Creditor.

5.12The Creditor acknowledges that this Agreement and the Schedules hereto require the Creditor to provide certain personal information to the Company.  Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Creditor’s eligibility to purchase the Offered Securities and any other securities issuable hereunder under applicable securities laws, or preparing and registering certificates representing the Offered Securities to be issued to the Creditor, as the case may be, and completing filings required by any stock exchange or securities regulatory authority. The Creditor’s personal information may be disclosed by the Company to stock exchanges or securities or other regulatory authorities, and any of the other parties involved in the Offering, including the Company’s legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Creditor is deemed to be consenting to the foregoing collection, use and disclosure of the Creditor’s personal information. The Creditor also consents to the filing of copies or originals of any of the Creditor’s documents described herein as may be required to be filed with any stock exchange or securities or other regulatory authority in connection with the transactions contemplated hereby.

5.13The Creditor has satisfied himself/herself/itself as to the full observance of the laws of the Creditor’s jurisdiction in connection with any invitation to subscribe for the Offered Securities or any use of this Agreement, including (i) the legal requirements within the Creditor’s jurisdiction for the purchase of the Offered Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Offered Securities; and (v) any restrictions on transfer applicable to any disposition of the Offered Securities imposed by the jurisdiction in which the Creditor is resident.

6.REPRESENTATIONS BY THE COMPANY

6.1The Company represents and warrants to the Creditor that:

(a)The Company is a corporation duly organized, existing and in good standing under the laws of the Province of British Columbia and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)The Shares, when issued in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

7.MISCELLANEOUS

7.1Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at No 21, Denai Endau 3, Seri Tanjung Pinang,10470 Tanjung Tokong, Penang, Malaysia, and to the Creditor at his/her/its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

7.2The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.3The Creditor agrees that the representations, warranties and covenants of the Creditor herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the closing of the transactions contemplated in this Agreement.  The representations, warranties and covenants of the Creditor herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of Offered Securities and the Creditor agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof.  The Creditor undertakes to immediately notify the Company at the address set out above of any change in any statement or other information relating to the Creditor set forth herein.

7.4Time shall be of the essence hereof.

7.5This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

7.6The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Creditor and the Company and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Creditor who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

7.7The Creditor, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Creditor, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

7.8Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.9The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

7.10The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.11Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the province of British Columbia.

7.12This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

/s/ LIM HUN BENG

Name: LIM HUN BENG

DUESENBERG TECHNOLOGIES INC.

by its authorized signatory:

/s/ LIONG FOOK WENG

Name: LIONG FOOK WENG

Title: Director/Chief Financial Officer

SCHEDULE A

ACCREDITED INVESTOR CERTIFICATE

The Creditor represents and warrants to Duesenberg Technologies Inc. (the “Company”) that the Creditor has read the following definition of an “accredited investor” from National Instrument 45-106 - Prospectus and Registration Exemptions and certifies that the Creditor is an accredited investor by virtue of falling into one or more of the categories below (please initial the appropriate box below):

Initials
___	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank,
___	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
___	(c)

except in Ontario, a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

___	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
___	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),
___	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

___	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
___	(g)

except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

___	(h)	except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
___	(i)

except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

___	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CAD$1,000,000,
___	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CAD$5,000,000,
___	(k)

an individual whose net income before taxes exceeded CAD$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CAD$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

___	(l)	an individual who, either alone or with a spouse, has net assets of at least CAD$5,000,000,
___	(m)	a person, other than an individual or investment fund, that has net assets of at least CAD$5,000,000 as shown on its most recently prepared financial statements,
___	(n)

an investment fund that distributes or has distributed its securities only to:

(i)  a person that is or was an accredited investor at the time of the distribution,

(ii)  a person that acquires or acquired securities in the circumstances referred to in NI 45-106 sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under NI 45-106 section 2.18 [Investment fund reinvestment],

___	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

___	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

___	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

___	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

___	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,
___	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

___	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,
___	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or
___	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse;

Persons described in paragraphs (j), (k) or (l) above must complete Schedule “B” - Risk Acknowledgement Form.

The representations and warranties made in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the date of closing of the transaction contemplated by this Agreement.  If any such representations and warranties becomes untrue or inaccurate prior to the closing, the undersigned Creditor will give the Company immediate written notice.

The Creditor acknowledges that the Company will be relying on this certificate in connection with the Agreement.  The statements made in this certificate are true.

Dated: 24th February 2022

Signature of Creditor: __________________________

Name of Creditor: LIM HUN BENG

Name and Title of Authorized Signatory of Creditor (if Corporate Creditor): _______________________

SCHEDULE B

RISK ACKNOWLEDGEMENT FORM

Form 45-106F9

Form for Individual Accredited Investors

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Shares of Common Stock	Issuer: Duesenberg Technologies Inc.
Purchased from: [Instruction: Indicate whether securities are purchased from the issuer or a selling security holder.] Duesenberg Technologies Inc.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $102,627.98 . [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

•Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

•Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

•Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
•Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print): LIM HUN BENG
Signature:	Date: 24th February 2022
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

DUESENBERG TECHNOLGIES INC.

No 21, Denai Endau 3, Seri Tanjung Pinang,

10470 Tanjung Tokong, Penang, Malaysia

Tel: (236) 304-0299

Email:  contactus@duesenbergtech.com

Website:  www.duesenbergtech.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.This form does not mandate the use of a specific font size or style but the font must be legible.

2.The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.